Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the unaudited condensed consolidated financial statements were issued and identified the following transactions for financial disclosure purposes.

On August 22, 2024, the Company received a government subsidy of RMB 4 million (approximately $0.56 million) from the People’s Government of Luoshe Town, Huishan District, Wuxi City to reward the successful listing on NASDAQ. The company will fully recognize this government subsidy as other income for the fiscal year 2024, which resulting in an increase of approximately $0.56 million in profit before tax.

On September 1, 2024, Wuxi Mingteng Mould entered into a new lease agreement with Wanjie Construction Machinery Business Department, for office and production space. The lease period was from September 1, 2024 to August 31, 2025, with a monthly rental of RMB 24,029 (approximately $3,372). Wuxi Mingteng Mould had no intention to extend the term of the lease. This agreement has a lease term with 12 months and does not include an option to purchase the underlying asset that the lessee is reasonably certain to exercise. Wuxi Mingteng Mould chose to elect short-term lease measurement, and recognized the lease payments in net income on a straight-line basis over the lease term.